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                                                                    EXHIBIT 14.1

                        CONSENT OF INDEPENDENT AUDITORS

Capital Environmental Resource Inc.

We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (Amendment No. 2) (File No. 333-111085) of Capital Environmental Resource Inc. of our report dated March 12, 2004 relating to the consolidated financial statements which is included in Form 20-F for the fiscal year ended December 31, 2003.


/s/ BDO Dunwoody LLP

BDO Dunwoody LLP



CHARTERED ACCOUNTANTS

Toronto, Ontario
March 31, 2004